SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): January 2, 2003


                            ADVANTAGE AMERICA, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    000-33273                95-2579371
------------------------    ------------------------   ----------------------
(State of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                       Identification Number)


         4425 Jamboree Road, Suite 250, Newport Beach, California 92660
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (949) 851-9391
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Item 4.   Changes  in  Registrant's  Certifying  Accountant

     Effective January 2, 2003, Sprayberry Barnes Marietta & Luttrell, Certified Public Accountants ("Sprayberry ") resigned as the independent auditor and certifying accountant of Advantage America, Inc. ("Advantage America" or the "Company"). This resignation occurred solely as a result of the partners of Sprayberry Barnes Marietta & Luttrell joining the certified public accounting firm of Mayer Hoffman McCann, P.C. ("Mayer Hoffman McCann"). According to information provided to Advantage America by Sprayberry's partner representative to the Company, all of the partners of Sprayberry Barnes Marietta & Luttrell have become shareholders of Mayer Hoffman McCann P.C.

     Sprayberry Barnes Marietta & Luttrell's reports on Advantage America's financial statements for the fiscal years ended June 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Advantage America's two most recently completed fiscal years, and through the date of Sprayberry's January 2, 2003 resignation, there were no disagreements between the Company and Sprayberry on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Sprayberry's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on Advantage America's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During Advantage America's two most recently completed fiscal years, and through the date of Sprayberry's resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Effective January 2, 2003, the Company engaged Mayer Hoffman McCann as the Company's new independent auditor and certifying accountant to audit the Company's financial statements for the year ending June 30, 2003. During the fiscal years ended June 30, 2002 and 2001, and through the date leading up to the Company's engagement of Mayer Hoffman McCann, the Company did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Advantage America provided Sprayberry with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Sprayberry agrees with such disclosures. A copy of such letter, dated January 2, 2003, is filed as Exhibit 99.1 to this Current Report.


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Item 7.   Exhibits

Exhibit
Number     Description
-------    -----------

99.1 Letter of Sprayberry Barnes Marietta & Luttrell to the Securities and Exchange Commission.


Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANTAGE AMERICA, INC.


Date:  January 7, 2003                    By:  /s/ M.C. Horning, Jr.
                                               ---------------------
                                               M.C. Horning, Jr.
                                               Chairman of the Board,
                                               Chief Executive Officer,
                                               President, and Chief
                                               Financial Officer


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